FCI Bond Fund
FCI Equity Fund

Supplement to the Statement of Additional Information dated January 29, 2010

FUND INVESTMENTS

The following is added under the section “Additional Information About Fund Investments And Risk Considerations:

H.              Real Estate Investment Trusts.  Each Fund may invest in real estate investment trusts (“REITs”).  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value.  Equity REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities.  Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  Mortgage REITs and hybrid REITs (which invest in mortgages and real property) will be treated as fixed income securities for purposes of calculating the percentage of a Fund’s assets invested in fixed income securities.

            REITs generally are subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying properties they own, and mortgage REITs may be affected by the quality of any credit extended.

I.           Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies (including money market funds, exchange-traded funds, closed-end funds or other mutual funds). To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may incur higher expenses than if they owned the underlying investment companies directly because they will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, the proportionate share of the expenses of the underlying investment companies. Shareholders may also incur increased transaction costs as a result of a Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds.  The Funds are not required to hold securities for any minimum period and, as a result, each Fund may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, a Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.  Each Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds.  A Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

The structure of a closed-end fund poses additional risks than are involved when investing in most mutual funds.  For example, most closed-end funds leverage a higher percentage of their assets (that is, using borrowed money to buy additional assets). Leveraging can provide higher yields and potentially higher returns for closed-end fund investors, but it also increases overall risk and the volatility of the investment.  Unlike mutual funds, closed-end fund shares generally are not redeemable. Closed-end funds generally sell a fixed number of shares at one time (in the initial public offering), after which the shares typically trade on a secondary market, such as the New York Stock Exchange or the Nasdaq Stock Market.  A closed-end fund is not required to buy its shares back from investors upon request.  By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.  If a closed-end fund’s underlying market falls and the fund’s discount increases or its premium decreases, the price return of the closed-end fund — the actual return to the shareholder — will be less than the fund’s NAV return.  Most closed-end funds trade actively, and their shares are liquid.  Some closed-end funds, however, trade less actively, and may not be very liquid.  The market price of a closed-end fund’s shares may also be affected by its dividend or distribution levels (which are dependent, in part, on expenses), stability of dividends or distributions, general market and economic conditions and other factors beyond the control of a closed-end fund.  The foregoing factors may result in the market price of the shares of the closed-end fund being greater than, less than or equal to net asset value.

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This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated January 29, 2010.  Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Funds’ prospectus, each as supplemented from time to time. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-627-8504.

Supplement dated September 13, 2010